                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that Sinter Metals, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Joseph W. Carreras, Michael T. Kestner, Ronald G. Campbell and Edward W. Moore, and each of them, as the true and lawful attorney or attorneys-in-fact of the Company, with full power of substitution and resubstitution, for and in the name, place and stead of the Company, to sign, attest and file on behalf of the Company (i) a Registration Statement on Form S-8, or any other appropriate form that may be used from time to time (the "Registration Statement") with respect to the registration under the Securities Act of 1933, as amended, of up to 474,705 shares of the Company's Class A Common Stock, par value $.001 per share, for issuance under the Sinter Metals, Inc. 1994 Key Employees Stock Incentive Plan, and any and all amendments, including post-effective amendments, and exhibits to the Registration Statement; and (ii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Registration Statement, or to be submitted to any national stock exchange pertaining to the listing thereon of the Class A Common Stock covered by the Registration Statement; and (iii) any and all applications or other documents to be filed with any governmental or private agency or official relative to the issuance of the Class A Common Stock covered by the Registration Statement, with full power and authority to do and perform any and all other acts and deeds whatsoever that may be necessary or required in the premises, ratifying and approving any and all actions that may be taken pursuant hereto by any of the above-named agents and attorneys-in-fact or their substitutes and, without implied limitation, including in the above authority to do the foregoing on behalf and in the name of any duly authorized officer of the Company.

                  IN WITNESS WHEREOF, this Power of Attorney has been signed at Cleveland, Ohio on February 4, 1997.


                                       SINTER METALS, INC.



                                       By: /s/ Joseph W. Carreras
                                          -------------------------------------
                                           Joseph W. Carreras
                                           Chairman of the Board and Chief
                                             Executive Officer


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


                                                                    EXHIBIT 24.1
                                                                     (Continued)

                              CERTIFIED RESOLUTION


                  I, Joseph W. Carreras, Chairman of the Board and Chief Executive Officer of Sinter Metals, Inc., a Delaware corporation (the "Company"), do hereby certify that the following is a true copy of a resolution adopted by the Board of Directors on February 3, 1997, and that the same has not been changed and remains in full force and effect.

                  RESOLVED FURTHER, that Joseph W. Carrerras, Michael T. Kestner, Ronald G. Campbell and Edward W. Moore, be, and each of them hereby is, appointed as the true and lawful attorney or attorneys-in-fact of Sinter Metals, Inc., with full power of substitution and resubstitution for and in the name, place and stead of the Company, to sign, attest and file on behalf of the Company (i) a Registration Statement on Form S-8, or any other appropriate form that may be used from time to time, with respect to the registration under the Securities Act of the Plan Shares, and any and all amendments, post-effective amendments and exhibits to such Registration Statement; (ii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the Plan Shares, or to be submitted to any national securities exchange pertaining to the listing thereon of the Plan Shares covered by such Registration Statement or pertaining to such registration; and (iii) any and all applications or other documents to be filed with any governmental or private agency or official relative to the issuance of said Plan Shares, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorneys or any such substitute or substitutes and, without implied limitation, including in the above authority to do the foregoing on behalf and in the name of any duly authorized officer of the Company; and that the Chairman of the Board and Chief Executive Officer and the Vice President, Chief Financial Officer and Secretary of the Company be, and each of them hereby is, authorized and directed for and on behalf of the Company to execute a Power of Attorney evidencing the foregoing appointment.


                                               /s/ Joseph W. Carreras
                                               ---------------------------------
                                               Joseph W. Carreras
                                               Chairman of the Board and Chief
                                                  Executive Officer

DATED: February 4, 1997



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